UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934 (Amendment No.      )

Check the appropriate box:

☒	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

LUXURBAN HOTELS INC.

(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11.

LUXURBAN HOTELS INC.

2125 Key Biscayne Blvd

Miami, Florida 33137

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

      , 2024

NOTICE OF ACTION BY WRITTEN CONSENT

To the Stockholders of LuxUrban Hotels Inc.:

LuxUrban Hotels Inc., a Delaware corporation (which we refer to as the “Company”), is writing to you in connection with the following actions:

●

The amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized shares from 100,000,000 shares, comprised of 90,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, to 220,000,000 shares, comprised of 200,000,000 shares of Common Stock and 20,000,000 shares of preferred stock (the “Charter Amendment”).

●

The approval to increase the number of shares available for the grant of awards under the Company’s 2022 Equity Incentive Plan (the “2022 Plan”) from 3,000,000 shares to 8,000,000 shares (the “Plan Amendment”).

The board of directors of the Company, by unanimous written consent, (i) has approved and declared advisable the Charter Amendment and Plan Amendment, and (ii) has resolved to submit to our stockholders and recommend that our stockholders adopt the Charter Amendment and the Plan Amendment. The affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock is required to approve the Charter Amendment and the Plan Amendment. Under Section 228 of the General Corporation Law of the State of Delaware (“DGCL”), stockholder action may be taken without a meeting and without prior notice, by written consent of the holders of outstanding capital stock having not less than the minimum number of votes that would be necessary to authorize the action at a meeting at which all shares entitled to vote thereon were present and voted. On that basis, on May 16, 2024, the holders of a majority of the outstanding shares of capital stock entitled to vote approved the Charter Amendment and the Plan Amendment. No other vote or stockholder action is required. Accordingly, your vote is not required for the approval of the Charter Amendment or Plan Amendment and we are not asking you to take any action in connection with the Charter Amendment or the Plan Amendment.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Notice and the Information Statement attached hereto shall constitute notice to you of action by written consent contemplated by Section 228(e) of the DGCL.

Please read this Information Statement carefully and in its entirety. Although you will not have an opportunity to vote on the approval of the Charter Amendment and Plan Amendment, this Information Statement contains important information about the Charter Amendment and Plan Amendment.

By Order of the Board of Directors

Shanoop Kothari
Chief Executive Officer

Miami, Florida
_____, 2024

INFORMATION STATEMENT

PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT
OF 1934 AND REGULATION 14C PROMULGATED THEREUNDER

This Information Statement is first being mailed on or about __________, 2024 to the stockholders of record of the outstanding shares of common stock of LuxUrban Hotels Inc., a Delaware corporation (the “Company”), as of the close of business on May 16, 2024 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform our stockholders of actions taken on May 16, 2024 (the “Approval Date”) by written consent of the holders of approximately 50.7% of the voting power represented by the outstanding shares of our common stock (the “Majority Stockholders”). This Information Statement is being sent to you for informational purposes only and shall be considered the notice required under Rule 14c-2 of the Exchange Act, Section 228(e) of the Delaware General Corporate Law (“DGCL”), and Section 2.7 of our Bylaws.

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

The following actions were authorized by written consent of the Majority Stockholders:

●	An amendment to the certificate of incorporation of the Company pursuant to which the authorized shares capital of the Company is increased from 100,000,000 shares, comprised of 90,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, to 220,000,000 shares, comprised of 200,000,000 shares of Common Stock and 20,000,000 shares of preferred stock (the “Charter Amendment”).

●

An amendment to the Company’s 2022 Equity Incentive Plan (“2022 Plan”) to increase the number of shares available for the grant of awards under the 2022 Plan from 3,000,000 shares to 8,000,000 shares (the “Plan Amendment”).

The Charter Amendment and the Plan Amendment were each unanimously approved by our board of directors by unanimous written consent in lieu of a meeting of the board of directors on May 16, 2024. The Charter Amendments and the Plan Amendment were each approved by the Majority Stockholders by written consent in lieu of a meeting of stockholders on May 16, 2024. The aforementioned stockholder approval was the only stockholder approval required under the DGCL, our Certificate of Incorporation, and our Bylaws. Our board of directors is not soliciting your consent or your proxy in connection with this action and neither consents nor proxies are being requested from stockholders.

i

Beneficial Ownership as of Approval Date

The following table sets forth information available to us as of the Record Date with respect to the beneficial ownership of our common stock:

●	each person known by us to beneficially own more than 5% of our common stock;

●	each of our named executive officers and directors (and director nominees); and

●	all of our executive officers and directors as a group.

We believe, based on the information furnished to us, that each of the stockholders listed below has sole voting and investment power with respect to the shares beneficially owned by such stockholder unless noted otherwise, subject to community property laws where applicable.

Name	Shares of Common Stock Owned	Percentage Ownership
Brian Ferdinand, Chairman and Co-Chief Executive Officer(2)	16,527,351	39.2%
Shanoop Kothari, Co-Chief Executive Officer and CFO(3)	2,466,833	5.9%
Robert Arigo, Chief Operating Officer(4)	-	*
Jimmie Chatmon, Director of Revenue Management(5)	1,733,000	4.1%
Karl Rothman, Chief Accounting Officer(6)	198,666	1.2%*
Brandon Elster, Chief Development Officer(7)	146,065	*
Leonard Toboroff, Director(8)	518,685
Aimee J. Nelson, Director	104,698	*
Jeffrey Webb, Director	104,698	*
Elan Blutinger, Director	-	*
Kim Schaefer	-	*
Greenle Partners LLC Series Alpha P.S. and affiliate(9)	3,599,622	8.6%
Goudy Park Capital LP(10)	3,377,284	8.1%
All executive officers and directors (and nominees) as a group(11)	21,799,996	51.5%

*	Represents less than 1.0% of class.

(1)	Beneficial ownership is determined in accordance with Section 13(d) of the Exchange Act and generally includes shares over which such stockholder has voting or dispositive power, including any shares that such stockholder has the right to acquire within 60 days of the date hereof.
(2)	Represents (a) 15,424,136 shares of our common stock owned by THA Holdings LLC (“THA Holdings”), an entity controlled by Brian Ferdinand, our Chairman and Chief Executive Officer, (b) 462,500 shares of our common stock owned by THA Family II Limited Liability Company (“THA Family II”), an entity owned and controlled by Mr. Ferdinand’s spouse (c) 360,000 shares of our common stock issuable upon exercise of warrants held by THA Family II, (d) 200,825 shares of our common stock owned by Mr. Ferdinand, and (e) 73,334 shares of our common stock owned by SuperLuxMia LLC. See “Certain Relationships and Related Person Transactions.”
(3)	Includes 875,000 shares of restricted stock issued under our 2022 Plan which vested immediately, but up to 75% of such shares are subject to forfeiture in the event Mr. Kothari’s employment is terminated by us with cause or by Mr. Kothari without good reason. Includes 129.630 shares of our common stock underlying certain warrants owned by Mr. Kothari. See “Certain Relationships and Related Person Transactions.” The business address of Mr. Kothari is c/o LuxUrban Hotels Inc., 2125 Biscayne Blvd. Suite 253, Miami, Florida 33137.

(4)	Does not include 250,000 restricted shares issued to him under his employment agreement with our company, which vest in four equal annual installments commencing March 1, 2025.
(5)	Represents 1,733,000 shares of our common stock owned by JLC III LLC (“JLC”), an entity owned and controlled by Jimmie Chatmon, our Executive Vice President and a director. The principal address of JLC is 180 NE 29 Street, #828, Miami, Florida 33137. The business address of Mr. Chatmon is the c/o LuxUrban Hotels Inc., 2125 Biscayne Blvd. Suite 253, Miami, Florida 33137.
(6)	Includes 41,666 shares of common stock issuable upon exercise of vested options granted to Mr. Rothman. Does not include 83,334 shares of common stock issuable upon exercise of options granted to Mr. Rothman, which options shall vest in two equal annual installments commencing on August 16, 2024. The business address of Mr. Rothman is c/o LuxUrban Hotels Inc., 2125 Biscayne Blvd. Suite 253, Miami, Florida 33137.
(7)	Includes (a) 51,666 shares under lying currently vested options and (b) 94,399 shares owned by him. Does not include (a) 100,000 restricted shares issued to him under his employment agreement with our company, which vest in four equal annual installments commencing March 15, 2025 and (b) 103,333 shares underlying unvested options.
(8)	Includes 23,611 shares of common stock issuable upon exercise of warrants granted to Mr. Toboroff.
(9)	Information based on the Form 13G/A filed jointly with the SEC on February 14, 2024 by Greenle Partners LLC Series Alpha P.S. (“Greenle Alpha”) and Alan Uryniak. Mr. Uryniak is the manager of Greenle Alpha and Greenle Partners LLC Series Beta P.S. (“Greenle Beta”). Does not include: (i) 185,000 shares of common stock underlying warrants (the “Alpha Warrants”) issued by the Issuer to Greenle Partners LLC Series Alpha P.S., a Delaware limited liability company (“Greenle Alpha”), which warrants prohibit the exercise of such warrants if the holder or its affiliates would beneficially own more than 4.99% of the number of shares of the Issuer’s common stock outstanding immediately after giving effect to the issuance of shares of common stock upon the exercise of such warrants (the “4.99% Beneficial Ownership Limitation”), (ii) 2,109,299 shares of common stock underlying additional warrants and rights to receive Issuer common stock (collectively, “Other Convertible Securities”) held by Greenle Alpha, which such Other Convertible Securities prohibit the exercise of such securities, as applicable, if the holder or its affiliates would beneficially own more than 9.99% of the number of shares of the Issuer’s common stock outstanding immediately after giving effect to the issuance of shares of common stock upon such exercise (the “9.99% Beneficial Ownership Limitation”) and (iii) 5,425,700 shares of common stock underlying rights to receive Issuer common stock held by Greenle Alpha that are issuable upon ten days prior written notice from Greenle Alpha to the Issuer and subject to the 9.99% Beneficial Ownership Limitation. Includes 588,031 shares of common stock underlying the Other Convertible Securities held by Greenle Alpha that are subject to the 9.99% Beneficial Ownership Limitation.
(10)	Information based on the Form 13-D filed jointly with the SEC by the holder on February 21, 2024 by Goudy Park Capital LP, Goudy Park Management, LLC and James W. DeYoung Jr.. Goudy Park Management, LLC is an Exempt Reporting Adviser with the SEC. Goudy Park Management, LLC, which serves as the general partner to Goudy Park Capital, LP (the “Fund”) and other private funds (collectively, the “Funds”) may be deemed to be the beneficial owner of all shares of Common Stock held by the Funds. Mr. James W. DeYoung Jr., as Managing Member of Goudy Park Management, LLC, with the power to exercise investment and voting discretion, may be deemed to be the beneficial owner of all shares of Common Stock held by the Funds. Pursuant to Rule 13d-4 under the Securities Exchange Act of 1934, as amended, Goudy Park Management, LLC and Mr. DeYoung Jr. expressly disclaim beneficial ownership over any of the securities reported in this statement, and the filing of this statement shall not be construed as an admission that Goudy Park Management, LLC or Mr. DeYoung Jr. are the beneficial owner of any of the securities reported herein.
(11)	Represents all shares indicated as included in footnotes (2) through (8) above. Excludes all shares indicated as not included in footnotes (2) through (8) above.

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

Q.	Why am I being furnished with this Information Statement?

A.	The DGCL and our Bylaws require us to provide you with information regarding the actions taken by written consent of the Majority Stockholders in lieu of a meeting. Your vote is neither required nor requested.

Q.	Why am I not being asked to vote?

A.	Section 228 of the DGCL states that unless otherwise provided in the certificate of incorporation, any action required by the DGCL to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holders of all outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. The Company’s Certificate of Incorporation does not prohibit, and the Company’s Bylaws permit, stockholders holding not less than the minimum number of votes required to authorize or take action at a meeting, to authorize or take action through a written consent. The Majority Stockholders, holding approximately 50.7% of all the issued and outstanding common stock of the Company entitled to vote, executed a written consent dated May 16, 2024 approving the Charter Amendment and the Plan Amendment. Such approval is sufficient under the DGCL, and no further approval by our stockholders is required. Therefore, your vote is not required and is not being sought. We are not asking you for a proxy and you are requested not to send us a proxy.

Q.	What do I need to do now?

A.	Nothing. This Information Statement is furnished to you solely for your information and does not require or request you to do anything.

Q.	Why is the Company amending its Certificate of Incorporation and 2022 Plan through stockholder action by written consent in lieu of holding a meeting of our stockholders?

A.	Under the DGCL, our Certificate of Incorporation and our Bylaws, the Company’s stockholders may take action by written consent in lieu of holding a meeting. To avoid the significant time and expense associated with calling and holding a special meeting of the Company’s stockholders, the Majority Stockholders (which held a sufficient number of shares of outstanding common stock to approve the Charter Amendment and Plan Amendment without requiring the Company to solicit its proxy, or the proxy of any other stockholder) determined to take action by written consent to approve the Charter Amendment and Plan Amendment.

Q.	Has the Board approved the Charter Amendment and Plan Amendment?

A.	Yes. On May 16, 2024, the Board unanimously approved the Charter Amendment and Plan Amendment.

Q.	When will the Charter Amendment and Plan Amendment be effective?

A.	The Charter Amendment will become effective after the filing of the Charter Amendment with the Secretary of State of the State of Delaware. Pursuant to Rule 14c-2(b) promulgated under the Exchange Act, such filing will not occur until at least 20 calendar days following the mailing of this Information Statement to our stockholders (the date immediately following such period being the “Effective Date”). The Company currently anticipates that the Amendment will be filed and take effect on or about , 2024. The Plan Amendment will become effective on the Effective Date.

Q.	Can I dissent or exercise appraisal rights in connection with the Charter Amendment or Plan Amendment?

A.

Pursuant to the DGCL, our Certificate of Incorporation and our Bylaws, our stockholders are not entitled to exercise appraisal or other dissenters’ rights in connection with the Charter Amendment or Plan Amendment or the other matters described in this Information Statement.

CHARTER AMENDMENT AND PLAN AMENDMNET

This Information Statement contains a brief summary of the material aspects of the Charter Amendment and Plan Amendment and the approval thereof by our board of directors and Majority Stockholders. The Charter Amendment and Plan Amendment will become effective on the date that is 20 calendar days after the mailing of this Information Statement to stockholders. We currently expect that such effective date will be on or about      , 2024.

Charter Amendment

On May 16, 2024, as an integral part of our strategic initiatives to improve the capital position of the Company, our board of directors and the Majority Stockholders approved an amendment to our certificate of incorporation that will pursuant to which the authorized shares capital of the Company is increased from 100,000,000 shares, comprised of 90,000,000 shares of Common Stock and 10,000,000 shares of preferred stock, to 220,000,000 shares, comprised of 200,000,000 shares of Common Stock and 20,000,000 shares of preferred stock (the “Charter Amendment”).

The Company believes it needs to materially increase its authorized capital stock in order to be able to engage in equity-based financing transactions, utilize its equity in connection with potential strategic acquisitions and initiatives, and to further fund equity-based awards to officers, directors and employees as the Company continues to grow.

Plan Amendment

On May 16, 2024, our board of directors and the Majority Stockholders approved an increase to the number of shares available for the grant of awards under the Company’s 2022 Equity Incentive Plan (the “2022 Plan”) from 3,000,000 shares to 8,000,000 shares (the “Plan Amendment”).

The Company has grown since its initial public offering, including material increases in revenues and the number of hotel rooms available for rent in its portfolio. The growth in size and complexity of the business requires the hiring and retention of talented and experienced management and operational personnel. An important part of the Company’s efforts to recruit and retain such personnel is the use of equity-based awards. The Company currently only has approximately 400,000 shares remaining under its plan, which would be insufficient for these effort going forward. Accordingly, the board and the Majority Stockholders determined it to be in the best interest of the Company to increase the size of the 2022 Plan as described herein.

Stockholders Entitled to Receive Notice of Action by Written Consent

Under Section 228 of the DGCL, and our Certificate of Incorporation and Bylaws, (a) any action that can be taken at an annual or special meeting of stockholders may be taken without a meeting, without prior notice, and without a vote, if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action consent to such action in writing, and (b) prompt notice of any action so taken by written consent must be provided to all holders of our common stock as of the Record Date.

Record Date

This information statement is being furnished to holders of record of the Company’s common stock at the close of business on May 16, 2024 in accordance with the requirements of Sections 14(c) of the Exchange Act, and Rule 14c-1 promulgated under the Exchange Act.

Following the Record Date, the Company engaged in various transactions as part of its strategic initiative to improve the capital position of the Company. This included:

●	the Company entering into an Exchange Agreement (the “Exchange Agreement”) on May 17, 2024, with Brian Ferdinand, consultant to and former CEO of and director of the Company, pursuant to which Mr. Ferdinand relinquished 7,500,000 shares of Common Stock that he beneficially owned through THA Holdings LLC (the “Exchange Agreement Shares”) in exchange for a warrant to acquire 7,500,000 shares of Common Stock with an exercise price of $0.01 (one cent) per share (the “Exchange Agreement Warrant”). The Exchange Agreement Warrant shall be exercisable, in whole or in part, commencing on the Effective Date of the Charter Amendment.

●	the Company consummating an underwritten public offering of its common stock on May 23, 2024, selling an aggregate of 35,075,000 shares of Common Stock, with certain directors and officers purchasing in the offering on the public offering terms.

As of the date of this Information Statement, the Company had 73,199,376 shares of Common Stock outstanding.

Effective Date

The Charter Amendment will become effective after the filing of the Charter Amendment with the Secretary of State of the State of Delaware. Pursuant to Rule 14c-2(b) promulgated under the Exchange Act, such filing will not occur until at least 20 calendar days following the mailing of this Information Statement to our stockholders (the date immediately following such period being the “Effective Date”). The Company currently anticipates that the Amendment will be filed and take effect on or about      , 2024. The Plan Amendment will become effective on the Effective Date. This Information Statement also serves as the notice required by Section 228(e) of the DGCL and Section 2.7 of our Bylaws of the taking of an action without a meeting by less than unanimous written consent of stockholders.

Dissenter’s Rights of Appraisal

Neither Delaware law nor the Company’s Certificate of Incorporation or Bylaws provides for appraisal or other similar rights for dissenting stockholders in connection with the Charter Amendment Approval or Plan Amendment Approval. Accordingly, stockholders will have no right to dissent and obtain payment for their shares.

INTERESTS OF CERTAIN PERSONS IN THE ACTIONS

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, with respect to the Charter Amendment or Plan Amendment, although such persons will continue to be eligible for grants under the 2022 Plan. The Company has not received any notice of opposition to the Charter Amendment or Plan Amendment.

NOTE ON FORWARD-LOOKING STATEMENTS

The statements contained in this Information Statement that are not purely historical are forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “may,” “might,” “plans,” “possible,” “potential,” “predicts,” “projects,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Information Statement may include, for example, statements about our:

●	our financial performance, including our ability to generate revenue;

●	our ability to secure additional equity and/or debt financings and continue as a going concern;

●	the potential effects on our business from pandemics, such as those experienced during the COVID-19;

●	the potential effects of a challenging economy, for example, on the demand for vacation travel accommodations such as ours;

●	the ability of our short-stay accommodation offerings to achieve and sustain market acceptance across multiple cities throughout the United States and internationally;

●	the impact of increased competition;

●	the need to geographically centralize principal operations.

●	our efforts to identify, recruit and retain qualified officers, key employees, and directors possessing experience in the hotel and online travel services industries;

●

our ability to service our existing indebtedness and Series A Preferred Stock dividend and to obtain additional financing, including through the issuance of equity and debt, when and as needed on commercially reasonable terms;

●	our ability to protect our intellectual property;

●	our ability to complete strategic acquisitions, including joint ventures;

●

the need to obtain uninterrupted service from the third-party service providers we rely on for material aspects of our operations, including payment processing, data collection and security, online reservations, and booking and other technology services;

●	the effects of employment, labor union, and customer related litigations and disputes that may arise from time to time in the course of our operations and our efforts to minimize and resolve same;

●	the liquidity and trading of our securities;

●	regulatory and operational risks;

●	our estimates regarding expenses, future revenue, capital requirements and needs for additional financing; and

●	the time during which we will be an Emerging Growth Company (“EGC”) under the Jumpstart Our Business Startups Act of 2012, or JOBS Act.

In addition, our forward-looking statements do not reflect the potential impact of any future financings, acquisitions, mergers, dispositions, joint ventures or investments we may make.

The forward-looking statements contained in this Information Statement are based on current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments will be those that have been anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those risk factors described in the section titled “Risk Factors” in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q that we file with the SEC from time to time. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We do not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly, and current reports, proxy statements, and other information with the SEC. Our SEC filings are available to the public over the internet at the SEC’s web site at http://www.sec.gov.

HOUSEHOLDING

To reduce the expense of delivering duplicate materials to our stockholders, we are relying on the SEC rules that permit us to deliver only one Information Statement to multiple stockholders who share an address unless we receive contrary instructions from any stockholder at that address. This practice, known as “householding,” reduces duplicate mailings, thus saving printing and postage costs as well as natural resources. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you wish to receive a separate copy of the Information Statement, promptly and free of charge, or if you wish to receive separate copies of future stockholder materials, please mail your request to LuxUrban Hotels Inc. 2125 Key Biscayne Blvd, Miami, Florida 33137, or call us at (833) 723-7368.

Exhibit A

Charter Amendment

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF INCORPORATION OF
LUXURBAN HOTELS INC.

LuxUrban Hotels Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”) and pursuant to the provisions of Section 242 of the DGCL, does hereby certify as follows:

FIRST: The name of the Corporation is LuxUrban Hotels Inc., and the date of filing of the Certificate of Formation (the “Existing Certificate”) of the Corporation with the Secretary of State of the State of Delaware was March 4, 2016 (with its certificate of conversion changing it from a limited liability company to a corporation filed with the Secretary of State of Delaware on January 4, 2022).

SECOND: The Board of Directors of the Corporation (the “Board”), acting in accordance with the provisions of Section 242 of the DGCL, duly adopted and approved resolutions to amend the Existing Certificate.

THIRD: The Existing Certificate is hereby amended by restating in its entirety Article Fourth as follows

“FOURTH. The total number of shares of all classes of stock which the Corporation shall have authority to issue is 220,000,000 shares, consisting of (i) 200,000,000 shares of Common Stock, $0.00001 par value per share (“Common Stock”), and (ii) 20,000,000 shares of Preferred Stock, $0.00001 par value per share (“Preferred Stock”). The Board of Directors of the Corporation is expressly granted authority to issue shares of the Preferred Stock in one or more series and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issue of such series (a “Preferred Stock Designation”) and as may be permitted by the GCL. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

FOURTH: This Certificate of Amendment to the Existing Certificate was duly approved and adopted, pursuant to the provisions of Section 242 of the DGCL, by unanimous written consent of the Board, and was duly approved and adopted by written consent of the holders of the requisite majority of the outstanding Common Stock of the Corporation in accordance with Section 228 of the DGCL.

IN WITNESS WHEREOF, this Certificate of Amendment to the Certificate of Incorporation of LuxUrban Hotels Inc. has been executed by the Chief Executive Officer of this Corporation on this __ day of ______, 2024.

Shanoop Kothari
Chief Executive Officer

A-1

Exhibit B

2022 Plan (as Amended)

LuxUrban Hotel Inc.

(formerly CorpHousing Group Inc.)

2022 Long-Term Incentive Equity Plan

(As Amended)

Section 1. Purpose; Definitions.

1.1. Purpose. The purpose of the LuxUrban Hotel Inc. Long-Term Incentive Equity Plan (“Plan”) is to enable LuxUrban Hotel Inc. (the “Company”) to offer to its employees, officers, directors and consultants whose past, present and/or potential future contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company, or be paid incentive compensation, including incentive compensation measured by reference to the value of Common Stock, thereby strengthening their commitment to the Company and aligning their interests with those of the Company’s stockholders. The various types of long-term incentive awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

1.2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Agreement” means the written award agreement between the Company and the Holder, or such other document as may be determined by the Committee, setting forth the terms and conditions of an award granted under the Plan. Any Agreement is subject to the terms and conditions of the Plan.

(b) “Board” means the Board of Directors of the Company.

(c) “Cause” means (a) the meaning of such term as set forth in the applicable Service Agreement or (b) if no Service Agreement exists, (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an affiliate; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any of its affiliates; (iii) gross negligence or willful misconduct with respect to the Company or an affiliate; or (iv) material violation of state or federal securities laws.

(d) “Change of Control” means (a) a transaction or series of related transactions in which a person or entity, or a group of related persons or entities (other than any or any affiliates thereof), acquires shares representing more than fifty percent (50%) of the outstanding voting power of the Company, (b) a merger or consolidation in which the Company is a constituent party or a subsidiary of the Company is a constituent party and the Company issues shares of its Common Stock pursuant to such merger or consolidation, except any such merger or consolidation involving the Company or a subsidiary in which the shares of Common Stock outstanding immediately prior to such merger or consolidation continue to represent, or are converted into or exchanged for shares of capital stock that represent, immediately following such merger or consolidation, at least a majority, by voting power, of the capital stock of (i) the surviving or resulting corporation or (ii) if the surviving or resulting corporation is a wholly owned subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation, or (c) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or any Subsidiary of all or substantially all the assets of the Company and its Subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more Subsidiaries if all or substantially all of the assets of the Company and its Subsidiaries taken as a whole are held by such Subsidiary or Subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly-owned Subsidiary.

(e) “Code” means the Internal Revenue Code of 1986, as amended from time to time. Reference in the Plan to any section of the Code shall be deemed to include any Treasury regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations, or guidance.

(f) “Committee” means the committee of the Board designated to administer the Plan as provided in Section 2.1. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(g) “Common Stock” means the Common Stock of the Company, par value $0.00001 per share.

(h) “Company” means LuxUrban Hotels Inc., a corporation organized under the laws of the State of Delaware.

(i) “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(j) “Effective Date” means the date determined pursuant to Section 11.1.

(k) “Fair Market Value,” unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange or any other trading or quotation system, the last sale price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by such exchange or trading or quotation system or, if there are no such sales on that date, then on the last preceding date on which such sales were reported; (ii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) above, such price as the Committee shall determine, in good faith in a manner that complies with Section 409A of the Code, provided, however, as to any awards granted on or with a grant date of the date of the pricing of the Company’s initial public offering, “Fair Market Value” shall be equal to the per share price at which the Common Stock is offered to the public in connection with such initial public offering.

(l) “Holder” means a person who has received an award under the Plan.

(m) “Incentive Stock Option” means any Stock Option intended to be and designated by the Committee as an “incentive stock option” within the meaning of Section 422 of the Code and that otherwise meets the requirements set forth in the Plan.

(n) “Non-qualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(o) “Normal Retirement” means retirement from active employment with the Company or any Subsidiary on or after such age which may be designated by the Committee as “retirement age” for any particular Holder. If no age is designated, it shall be 65.

(p) “Other Stock-Based Award” means an award under Section 8 that is payable by delivery of Common Stock or that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(q) “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(r) “Plan” means this LuxUrban Hotel Inc. 2022 Long-Term Incentive Equity Plan, as hereinafter amended from time to time.

(s) “Repurchase Value” shall mean the Fair Market Value if the award to be settled under Section 2.2(e) or repurchased under Section 5.2(k) or 9.1 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) if the award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the award.

(t) “Restricted Stock” means Common Stock received under an award made pursuant to Section 7 that is subject to restrictions under Section 7.

(u) “SAR Value” means the excess of the Fair Market Value (on the exercise date) over (a) the exercise price that the Holder would have otherwise had to pay to exercise the related Stock Option or (b) if a Stock Appreciation Right is granted unrelated to a Stock Option, the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, in either case, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(v) “Service Agreement” means the employment agreement or other service agreement with the Company by which a Holder is bound.

(w) “Stock Appreciation Right” means the right to receive from the Company, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date) as determined under Section 6 and subject to the conditions thereof as well as the applicable Agreement.

(x) “Stock Option” or “Option” means any option to purchase shares of Common Stock which is granted pursuant to Section 5 of the Plan.

(y) “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

Section 2. Administration.

2.1. Committee Membership. The Plan shall be administered by the Committee. Committee members shall serve for such term as the Board may in each case determine and shall be subject to removal at any time by the Board.

2.2. Powers of Committee. The Committee shall have full authority to award, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, and/or (iv) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock and/or Other Stock-Based Awards may from time to time be awarded hereunder;

(b) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of such options, such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine);

(c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an award granted hereunder;

(d) to determine the terms and conditions under which awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity awarded under this Plan and cash and non-cash awards made by the Company or any Subsidiary outside of this Plan; and

(e) to make payments and distributions with respect to awards (i.e., to “settle” awards) through cash payments in an amount equal to the Repurchase Value.

The Committee may not modify or amend any outstanding Option or Stock Appreciation Right to reduce the exercise price of such Option or Stock Appreciation Right, as applicable, below the exercise price as of the date of grant of such Option or Stock Appreciation Right. In addition, no Option or Stock Appreciation Right may be granted in exchange for the cancellation or surrender of an Option or Stock Appreciation Right or other award having a higher exercise price.

Notwithstanding anything to the contrary, the Committee shall not grant to any one Holder in any one calendar year awards for more than 10% of the total number of Shares (as defined below) issued and issuable under this Plan.

2.3. Interpretation of Plan.

(a) Committee Authority. Subject to Section 10, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable to interpret the terms and provisions of the Plan and any award issued under the Plan (and to determine the form and substance of all agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 10, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

(b) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but not limited to Stock Appreciation Rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan or any Incentive Stock Option under Section 422 of the Code or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the special terms and conditions applicable to Incentive Stock Options as described in this Plan, including but not limited to, Section 5, and for the avoidance of doubt, if shares of Common Stock acquired by exercise of an Incentive Stock Option are disposed of within two years following the date the Incentive Stock Option is granted or one year following the transfer of such shares of Common Stock to the Holder upon exercise, the Holder shall, promptly following such disposition, notify the Company in writing of the date and terms of such disposition and provide such other information regarding the disposition as the Committee may reasonably require.

Section 3. Stock Subject to Plan.

3.1. Number of Shares. Subject to Section 7.1(d), the total number of shares of Common Stock reserved and available for issuance under the Plan shall be 8,000,000 shares. Shares of Common Stock under the Plan (“Shares”) may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock award or Other Stock-Based Award granted hereunder are forfeited, or any such award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and awards under the Plan. Shares of Common Stock that are surrendered by a Holder or withheld by the Company as full or partial payment in connection with any award under the Plan, as well as any shares of Common Stock surrendered by a Holder or withheld by the Company or one of its Subsidiaries to satisfy the tax withholding obligations related to any award under the Plan, shall not be available for subsequent awards under the Plan.

3.2. Adjustment Upon Changes in Capitalization, Etc. In the event of any common stock dividend payable on shares of Common Stock, Common Stock split or reverse split, combination or exchange of shares of Common Stock, or other extraordinary or unusual event which results in a change in the shares of Common Stock of the Company as a whole, the Committee shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of any award in order to prevent dilution or enlargement of the benefits available under the Plan (including number of shares subject to the award and the exercise price) or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Committee, whose determination will be final, binding and conclusive.

Section 4. Eligibility.

Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the Company or an employee of a Subsidiary at the time of grant or so qualified as set forth in the immediately preceding sentence. Notwithstanding the foregoing, an award may also be made or granted to a person in connection with his hiring or retention, or at any time on or after the date he reaches an agreement (oral or written) with the Company with respect to such hiring or retention, even though it may be prior to the date the person first performs services for the Company or its Subsidiaries; provided, however, that no portion of any such award shall vest prior to the date the person first performs such services and the date of grant shall be deemed to be the date hiring or retention commences.

Section 5. Stock Options.

5.1. Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-qualified Stock Options. The Agreement pertaining to an Option shall designate such Option as an Incentive Stock Option or a Non-qualified Stock Option. All Options granted under the Plan shall be Non-qualified Stock Options unless the applicable Agreement expressly states that the Option is intended to be an Incentive Stock Option. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-qualified Stock Options, or both types of Stock Options which may be granted alone or in addition to other awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Non-qualified Stock Option appropriately granted under the Plan. The Company shall have no liability to any Holder, or to any other person, if an Option (or any portion thereof) that is intended to be an Incentive Stock Option fails to qualify as an Incentive Stock Option at any time or if an Option (or any portion thereof) is determined to constitute “nonqualified deferred compensation” under Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code.

5.2. Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term. The term during which a Stock Option may be exercised shall be fixed by the Committee and set forth in the applicable award Agreement; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of voting stock of the Company (“10% Stockholder”)).

(b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee as of the time of grant and may not be less than 100% of the Fair Market Value on the date of grant (or, if greater, the par value of a share of Common Stock); provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder will not be less than 110% of the Fair Market Value on the date of grant.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee. The Committee intends generally to provide that Stock Options be exercisable only in installments, i.e., that they vest over time, typically over a four-year period. The Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee determines. Notwithstanding the foregoing, in the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiaries) shall not exceed $100,000. To the extent that the aggregate fair market value of shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such Options will be treated as Non-qualified Stock Options to the extent required by Section 422 of the Code.

(d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased, as provided in the applicable Agreement. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof (except that, in the case of an exercise arrangement approved by the Committee and described in the last sentence of this paragraph, payment may be made as soon as practicable after the exercise). No shares of Common Stock shall be issued pursuant to any exercise of an Option until payment in full of the exercise price therefor is received by the Company and the Holder has paid to the Company (or otherwise arranged for satisfaction of any required tax withholding in accordance with Section 12.6) an amount equal to any and all Federal, state, local, and non-U.S. income, employment, and any other applicable taxes that are required to be withheld in accordance with Section 12.6 of the Plan. The Committee may permit a Holder to elect to pay the exercise price upon the exercise of a Stock Option by irrevocably authorizing a third party to sell shares of Common Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any Federal, state, local, and non-U.S. income, employment, and any other applicable taxes that are required to be withheld in accordance with Section 12.6 of the Plan and resulting from such exercise. The Committee may also permit a Holder to pay the exercise price upon exercise of a Stock Option pursuant to net exercise procedures as determined by the Committee, provided, however, that, with respect to Incentive Stock Options, all such discretionary determinations shall be made by the Committee at the time of grant and specified in the Agreement.

(e) Stock Payments. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances.

(f) Transferability. Except as may be set forth in the next sentence of this Section or in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative). Notwithstanding the foregoing, a Holder, with the approval of the Committee, may transfer a Non-Qualified Stock Option (i) (A) by gift, for no consideration, or (B) pursuant to a domestic relations order, in either case, to or for the benefit of the Holder’s “Immediate Family” (as defined below), or (ii) to an entity in which the Holder and/or members of Holder’s Immediate Family own more than fifty percent of the voting interest, subject to such limits as the Committee may establish and the execution of such documents as the Committee may require, and the transferee shall remain subject to all the terms and conditions applicable to the Non-qualified Stock Option prior to such transfer. The term “Immediate Family” shall mean any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships, any person sharing the Holder’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent beneficial interest, and a foundation in which these persons (or the Holder) control the management of the assets. The Committee may, in its sole discretion, permit transfer of an Incentive Stock Option in a manner consistent with applicable tax and securities law upon the Holder’s request.

(g) Termination by Reason of Death. If a Holder’s employment by, or association with, the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(h) Termination by Reason of Disability. If a Holder’s employment by, or association with, the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(i) Termination by Reason of Normal Retirement. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates due to Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(j) Other Termination. Subject to the provisions of Section 12.3, if such Holder’s employment by, or association with, the Company or any Subsidiary terminates for any reason other than death, Disability or Normal Retirement, any Stock Option held by such Holder, unless otherwise determined by the Committee and set forth in the Agreement, shall thereupon automatically terminate, except that, if the Holder’s employment is terminated by the Company or a Subsidiary without cause, the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of three months (or such other greater or lesser period as the Committee may specify in the Agreement) from the date of such termination or until the expiration of the stated term of such Stock Option, whichever period is shorter.

(k) Buyout and Settlement Provisions. The Committee may at any time, in its sole discretion, offer to repurchase a Stock Option previously granted, at a purchase price not to exceed the Repurchase Value, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

(l) Rights as Stockholder. A Holder shall have none of the rights of a Stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

Section 6. Stock Appreciation Rights.

6.1. Grant and Exercise. Subject to the terms and conditions of the Plan and such other conditions not inconsistent with the Plan as may be reflected in the applicable Agreement, the Committee may grant Stock Appreciation Rights in tandem with an Option or alone and unrelated to an Option, in each case, to be evidenced by an Agreement reflecting the award grant. The Committee may grant Stock Appreciation Rights to Holders who have been or are being granted Stock Options under the Plan as a means of allowing such Holders to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Non-qualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Non-qualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

6.2. Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject, for Stock Appreciation Rights granted in tandem with an Incentive Stock Option, to the limitations, if any, imposed by the Code with respect to related Incentive Stock Options.

(b) Termination. All or a portion of a Stock Appreciation Right granted in tandem with a Stock Option shall terminate and shall no longer be exercisable upon the termination or after the exercise of the applicable portion of the related Stock Option.

(c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and, for Stock Appreciation Rights granted in tandem with a Stock Option, by surrendering the applicable portion of the related Stock Option. Upon exercise of all or a portion of a Stock Appreciation Right and, if applicable, surrender of the applicable portion of the related Stock Option, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised, less an amount equal to any Federal, state, local, and non-U.S. income, employment, and any other applicable taxes that are required to be withheld in accordance with Section 12.6 of the Plan.

(d) Shares Available Under Plan. The granting of a Stock Appreciation Right in tandem with a Stock Option shall not affect the number of shares of Common Stock available for awards under the Plan. The number of shares available for awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

Section 7. Restricted Stock.

7.1. Grant. Each Restricted Stock grant shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Agreement. Shares of Restricted Stock may be awarded either alone or in addition to other awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be awarded, the number of shares to be awarded, the price (if any) to be paid by the Holder, the time or times within which such awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof and all other terms and conditions of the awards.

7.2. Terms and Conditions. Each Restricted Stock award shall be subject to the following terms and conditions:

(a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions) and the enjoyment of all rights appurtenant thereto are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. Subject to the restrictions set forth in this Section 7, Section 12.6 of the Plan and the applicable Agreement, a Holder generally shall have the rights and privileges of a stockholder as to shares of Restricted Stock, including that the Holder will have the right to vote such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) the Company will retain custody of all dividends and distributions (“Retained Distributions”) made, paid or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; and (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

Section 8. Other Stock-Based Awards.

Other Stock-Based Awards may be awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock awarded which are not subject to any restrictions or conditions, convertible or exchangeable debentures, or other rights convertible into shares of Common Stock and awards valued by reference to the value of securities of or the performance of specified Subsidiaries. These Other Stock-Based Awards may include performance shares or options, whose award is tied to specific performance criteria. Other Stock-Based Awards may be awarded either alone or in addition to or in tandem with any other awards under this Plan or any other plan of the Company. Each Other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee, subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Agreement evidencing such award

Section 9. Accelerated Vesting and Exercisability.

9.1. Approved Transactions. The Committee may, in the event of a Change of Control, (i) accelerate the vesting of any and all Stock Options and other awards granted and outstanding under the Plan, (ii) require a Holder of any award granted under this Plan to relinquish such award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such award, (iii) cancel any Stock Option or Stock Appreciation Right in exchange for a substitute option or stock appreciation right in a manner consistent with the requirements of Treas. Reg. §1.424-1(a) or §1.409A-1(b)(5)(v)(D), as applicable, (notwithstanding the fact that the original Stock Option may never have been intended to satisfy the requirements for treatment as an Incentive Stock Option) or (iv) cancel any Restricted Stock in exchange for restricted stock of any successor corporation. For this purpose, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets. Notwithstanding the foregoing, the Committee shall not take any action pursuant to this Section 9 that would (i) cause any Option intended to qualify as an Incentive Stock Option to fail to so qualify, (ii) cause an Option that is otherwise exempt from Section 409A of the Code to become subject to Section 409A, or (iii) cause an Option that is subject to Section 409A of the Code to fail to satisfy the requirements of Section 409A of the Code.

9.2. Code Section 409A. Notwithstanding any provisions of this Plan or any award granted hereunder to the contrary, no acceleration shall occur with respect to any award to the extent such acceleration would cause the Plan or an award granted hereunder to fail to comply with Code Section 409A.

Section 10. Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent, except as set forth in this Plan.

Section 11. Term of Plan.

11.1. Effective Date. The Effective Date of the Plan shall be the date on which the Plan is adopted by the Board. Awards may be granted under the Plan at any time after the Effective Date and before the date fixed herein for termination of the Plan; provided, however, that if the Plan is not approved by the affirmative vote of the holders of a majority of the Common Stock cast at a duly held stockholders’ meeting at which a quorum is, either in person or by proxy, present and voting within one year from the Effective Date, then (i) no Incentive Stock Options may be granted hereunder and (ii) all Incentive Stock Options previously granted hereunder shall be automatically converted into Non-qualified Stock Options.

11.2. Termination Date. Unless terminated by the Board, this Plan shall continue to remain effective until such time as no further awards may be granted and all awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period beginning on the Effective Date.

Section 12. General Provisions.

12.1. Written Agreements. Each award granted under the Plan shall be confirmed by, and shall be subject to the terms of, the Agreement executed by the Company and the Holder, or such other document as may be determined by the Committee. The Committee may terminate any award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

12.2. Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

12.3. Employees.

(a) Engaging in Competition With the Company; Solicitation of Customers and Employees; Disclosure of Confidential Information. If a Holder’s employment by, or association with, the Company or a Subsidiary is terminated for any reason whatsoever, and within 12 months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Holder or any business with which the Holder becomes affiliated or to which the Holder renders services or (iii) uses or discloses to anyone outside the Company any confidential information or material of the Company or any of its Subsidiaries in violation of the Company’s policies or any agreement between the Holder and the Company or any of its Subsidiaries, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on the date that is six months prior to the date such Holder’s employment by, or association with, the Company or such Subsidiary is terminated; provided, however, that if the Holder is a resident of the State of California, such right must be exercised by the Company for cash within six months after the date of termination of the Holder’s service to the Company or within six months after exercise of the applicable Stock Option, whichever is later. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(b) Termination for Cause. If a Holder’s employment by, or association with, the Company or a Subsidiary is terminated for cause, the Committee may, in its sole discretion, require such Holder to return to the Company the economic value of any award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment by, or association with, the Company or such Subsidiary is terminated. In such event, Holder agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Shares on the date of termination (or the sales price of such Shares if the Shares were sold during such six month period) and the price the Holder paid the Company for such Shares.

(c) No Right of Employment. Nothing contained in the Plan or in any award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

12.4. Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

12.5. Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

12.6. Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any Stock Option or other award under the Plan, the Holder shall be required to pay in full to the Company or the Holder’s employer (if not the Company), or make alternative arrangements satisfactory to the Committee, for the payment of any Federal, state and local income, employment, and/or other taxes of any kind required by law to be withheld or paid with respect to such an award. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the award that gives rise to the withholding requirement. If such tax obligations are satisfied through the withholding of shares of Common Stock that are otherwise issuable to the Holder pursuant to an award granted (or through the surrender of shares of Common Stock by the Holder to the Company), the number of shares of Common Stock that may be so withheld (or surrendered) shall be limited to the number of shares of Common Stock that have an aggregate Fair Market Value on the date of withholding equal to the aggregate amount of such tax liabilities as determined by the Company. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to withhold and deduct any such taxes or withholdings from any award granted or any payment of any kind relating to an award under this Plan, including from a distribution of Common Stock, otherwise due to the Holder from the Company or any Subsidiary.

12.7. Governing Law. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the law of the State of Delaware (without regard to choice of law provisions).

12.8. Other Benefit Plans. Any award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to awards under this Plan).

12.9. Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

12.10. Applicable Laws. The obligations of the Company with respect to all Stock Options, Stock Appreciation Rights, Restricted Stock, Other Stock Grants, and any other awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended (“Securities Act”), and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

12.11. Conflicts. If any provision of the Plan or any Agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Holder or award granted under the Plan, or would disqualify the Plan or any award granted under the Plan under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable law or, if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the award granted under the Plan, such provision shall be stricken as to such jurisdiction, Holder or award granted under the Plan and the remainder of the Plan and any such award shall remain in full force and effect. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code (with respect to Incentive Stock Options), then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein or therein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, that Option (to that extent) shall be deemed a Non-qualified Stock Option for all purposes of the Plan. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions in any Agreement shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein. Further, the applicable provisions of the nonqualified-deferred compensation rules under Section 409A of the Code are hereby incorporated by reference and shall control over any Plan or Agreement provision in conflict therewith.

12.12. Certain Awards Deferring or Accelerating the Receipt of Compensation. Some of the awards that may be granted pursuant to the Plan may be considered to be “nonqualified deferred compensation” subject to Section 409A of the Code. It is the general intention, but not the obligation, of the Committee that all awards granted, and all Agreements entered into, under the Plan either will qualify for an exemption or exception or will comply with the requirements of Section 409A of the Code. The Committee, in administering the Plan, intends, and the parties entering into any Agreement intend that the Plan and any applicable Agreement comply with and meet all of the requirements of Section 409A of the Code or qualify for an exception thereto, and shall include such provisions in addition to the provisions of this Plan, as may be necessary to assure compliance with Section 409A of the Code or an exemption or exception thereto. In no event shall the Company be liable for all or any portion of any taxes, penalties, interest or other expenses that may be incurred by the Holder on account of non-compliance with Section 409A of the Code. Notwithstanding any provision of the Plan or any Agreement to the contrary, in the event that the Committee determines that any award is or may become subject to Section 409A of the Code, the Committee may amend the Plan and the related Agreements without the consent of the Holder or adopt other policies and procedures (including amendments, policies and procedures with retroactive effective dates), or take any other action that the Committee determines to be necessary or appropriate to either comply with Code Section 409A or to exclude or exempt the Plan or any award granted under the Plan, and any Agreement related thereto, from the requirements of Section 409A of the Code.

12.13. Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system.